Wireless Fund (WIREX) A series of PFS Funds

     Supplement dated October 22, 2018
to the Statement of Additional Information dated July 27, 2018

     Effective immediately all references to Ross Provence are deleted under the section THE PORTFOLIO MANAGERS starting on page 4 of Statement of Additional Information. Additionally, the same section is supplemented to add information related to Paul Meeks, the new Lead Portfolio Manager of the Fund.

THE PORTFOLIO MANAGERS

     The following provides information regarding other accounts managed by the Paul Meeks as of September 30, 2018:

				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	0	0	0	0
Investment Vehicles
Other Accounts	5	$3.54 Million	0	0

     As of September 30. 2018, Mr. Meeks managed the accounts listed above. The Adviser has not identified any actual material conflicts between the Fund and other accounts managed by Mr. Meeks. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and of other accounts by Mr. Meeks at the same time. Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.

     Mr. Meeks’ compensation as a Fund Portfolio Manager is not a fixed salary. Mr. Meeks’ compensation is not based on Fund performance. There are no bonuses associated with his service to the Fund. Mr. Meeks’ compensation is based upon the Adviser's profitability as Mr. Meeks participates in the profits of the Adviser with its relationship to the Fund.

     The following table shows the dollar range of equity securities beneficially owned by the Paul Meeks in the Fund as of September 30, 2018.

Dollar Range of Equity Securities in
Name of Portfolio Manager	the Fund
Paul Meeks	None

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This Supplement, and the Statement of Additional Information dated July 27, 2018, provide relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-590-0898.